UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.            )

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Filed by a party other than the Registrant	☐

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☐	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

MEDTECH ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION DATED MAY 9, 2023

MedTech Acquisition Corporation
48 Maple Avenue
Greenwich, CT 06830

LETTER TO STOCKHOLDERS

To the Stockholders of MedTech Acquisition Corporation:

You are cordially invited to attend the special meeting of stockholders, which we refer to as the “Meeting”, of MedTech Acquisition Corporation, which we refer to as “we”, “us”, “our” or the “Company”, to be held at 10:00 a.m. Eastern Time on [●], 2023.

The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Meeting online, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/medtechacquisition/2023.

Even if you are planning on attending the Meeting online, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Meeting. Instructions on voting your shares are on the proxy materials you received for the Meeting. Even if you plan to attend the Meeting online, it is strongly recommended you complete and return your proxy card before the Meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated [●], 2023, and is first being mailed to stockholders of the Company on or about [●], 2023. The sole purpose of the Meeting is to consider and vote upon the following proposals:

1)	a proposal to amend the Company’s amended and restated certificate of incorporation, including the amendment thereto, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 22, 2020, which we refer to as the “IPO”, from June 22, 2023 to September 22, 2023 (or such earlier date as determined by our board of directors (the “Board”)), which we refer to as the “Extension”, and such later date, the “Extended Date”;

2)	a proposal to amend the charter such that subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “Section 242(b)(2) Amendment,” and such proposal, the “Section 242(b)(2) Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3)	a proposal to amend the charter to provide for the right of the holder of our Class B common stock, par value $0.0001 per share (the “Founder Shares”), to convert into Class A common stock, par value $0.0001 per share, on a one-for-one basis at any time prior to the closing of a Business Combination at the option of the holder of Founder Shares (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement;

4)

a proposal to amend the charter to eliminate from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex D to the accompanying proxy statement; and

5)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying Proxy Statement.

On November 11, 2022, we entered into an Agreement and Plan of Merger, which was subsequently amended on April 4, 2023 (as amended, the “TriSalus Merger Agreement”), with MTAC Merger Sub, Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub”), and TriSalus Life Sciences, Inc., a Delaware corporation (“TriSalus”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus (the “Merger”), with TriSalus surviving the Merger as a wholly owned subsidiary of us, and with TriSalus’ equity holders receiving shares of our common stock, par value $0.0001 per share (the transactions contemplated by the Merger Agreement and the related ancillary agreements, the “TriSalus Business Combination”). Upon consummation of the TriSalus Business Combination, we will be renamed “TriSalus Life Sciences, Inc.” For more information about TriSalus Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2022, as well as the Registration Statement on Form S-4, as amended, initially filed with the SEC on January 6, 2023 (the “TriSalus Registration Statement”). The TriSalus Registration Statement is not yet effective.

We originally had up to 24 months from the closing of our initial public offering, or until December 22, 2022, to consummate an initial business combination (the “Business Combination”). At the special meeting of our stockholders held on December 12, 2022, our stockholders approved an amendment to our charter to extend the date by which we must consummate our Business Combination from December 22, 2022 to June 22, 2023 (or such earlier date as determined by our Board). While we are using our best efforts to complete the TriSalus Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before June 22, 2023 to consummate the TriSalus Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order to provide the Company more time to consummate the TriSalus Business Combination. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the TriSalus Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. In addition, the Company will not proceed with the Extension Amendment unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions. The Company cannot predict the amount that will remain in the Trust Account following the redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be significantly less than the approximately $20.2 million that was in the trust account as of March 31, 2023.

The purpose of the Extension Amendment Proposal is to allow us additional time to complete the TriSalus Business Combination.

The purpose of the Section 242(b)(2) Amendment Proposal is to provide the Company with the flexibility to pursue or consummate the TriSalus Business Combination without the need to obtain class-specific stockholder approvals. This may prevent us from incurring a delay in consummating the TriSalus Business Combination.

The purpose of the Founder Share Amendment Proposal is to permit the holder of Founder Shares to convert Founder Shares into shares of Class A common stock at any time prior to the Business Combination and give the Company further flexibility to meet applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the charter the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limiation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Meeting to a later date or dates or indefinitely, if necessary or convenient, if we determine that additional time is necessary to permit further proposals or if we determine that additional time is necessary to effectuate the Extension.

In connection with the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal or the Redemption Limitation Amendment Proposal, public stockholders may elect to redeem their public shares, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of stockholders and the applicable amendment to our charter is impletmented, the remaining holders of public shares will retain their right to redeem their public shares when the TriSalus Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, MedTech Acquisition Sponsor LLC (the “Sponsor”), owns 6,250,000 Founder Shares that were issued to the Sponsor prior to our IPO, and 4,933,333 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor and/or its designees have agreed to contribute to us (i) $0.04 (such amount, the “Monthly Amount”) for each public share that is not redeemed (the “Initial Contribution”) plus (ii) if the Business Combination is not consummated by June 22, 2023, the Monthly Amount for each calendar month (commencing on June 23, 2023 and ending on the 22nd day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until September 22, 2023 (the “Additional Contributions” and, collectively with the Initial Contribution, the “Extension Contributions”). Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if the Company takes until September 22, 2023 to complete its Business Combination, the Sponsor and/or its designees would make aggregate Extension Contributions of approximately $0.12 for each public share that is not redeemed. In connection with the TriSalus Merger Agreement, TriSalus has agreed to pay for 50% of the costs incurred by the Company in connection with the preparation and filing of applicable proxy materials and the holding of the Meeting (TriSalus’ portion of such fees, the “TriSalus Extension Fees”) and 50% of the Extension Contributions with the remainder to be funded by the Sponsor and/or its designee in the form of a loan to the Company, provided that TriSalus’ obligation to pay the TriSalus Extension Fees and its portion of the Extension Contributions will terminate immediately at the earliest to occur of (i) the closing date of the TriSalus Business Combination, and (ii) the valid termination of the Merger Agreement. Upon such termination, the Company will have no obligation to repay the TriSalus Extension Fees and any portion of the Extension Contributions paid by TriSalus. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Contribution will be deposited in the Trust Account promptly following the Meeting. Each Additional Contribution will be deposited in the Trust Account within seven calendar days from the 22nd of such calendar month (or portion thereof). The Extension Contributions are conditioned upon the implementation of the Extension Amendment. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 22, 2023 to complete the Business Combination, based on the funds in the Trust Account as of March 31, 2023, we estimate that the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation is estimated to be approximately $10.55 per share (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses in the event of our dissolution) divided by the number of public shares outstanding on the date of determination) in comparison to the amount of approximately $10.35 per share based on the funds in the Trust Account as of March 31, 2023. The Extension Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the loans extended by the Sponsor and/or its designees to fund the Extension Contributions will not bear interest and will be repayable by us to the Sponsor and/or its designees upon consummation of the Business Combination. If the Sponsor and/or its designees advises us that it does not intend to make the Extension Contributions, then the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, Founder Share Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion over whether to extend for additional calendar months until September 22, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor and/or its designees’ obligation to make Additional Extension Contributions following such determination will terminate.

Based on the funds in the Trust Account as of March 31, 2023, the Company estimates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Meeting (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes divided by the number of public shares outstanding on the date of determination). The closing price of the Company’s Class A common stock on May 8, 2023 as reported on the Nasdaq Capital Market was approximately $10.31. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Section 242(b)(2) Amendment Proposal is approved, the number of our authorized shares of common stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL.

If the Founder Share Amendment Proposal is approved, it will enable our Sponsor, at its option, to convert the Founder Shares into shares of Class A common stock on a one-for-one basis at any time prior to the closing of a Business Combination, which will give the Company further flexibility to meet applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination.

The Sponsor has informed us that the Sponsor may elect to convert up to 6,249,999 Founder Shares held by it into shares of Class A common stock on a one-for-one basis (the “Founder Conversion”), and consequently, following the Founder Conversion, our Sponsor will continue to own at least one (1) share of the Class B common stock. For purposes of this proxy statement, where the context warrants, the shares of Class A common stock that could be issued to our Sponsor in connection with the Founder Conversion and the remaining, unconverted share(s) of Class B common stock continued to be owned by our Sponsor shall also be the “Founder Shares” following the Founder Conversion. The Sponsor has agreed to take such actions as appropriate to provide that the shares of Class A common stock following the Founder Conversion will be subject to the same restrictions as the Founder Shares were subject to before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights. Our Sponsor has informed us that it may consummate the Founder Conversion, in part, on the basis that having additional shares of our Class A common stock issued and outstanding may assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination.

If the Redemption Limitation Amendment Proposal is approved, even if redemptions of the public shares would cause the Company to exceed the Redemption Limitation, we will be able to proceed with such redemptions.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If  the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholders or such public stockholders’ account and such public stockholder will retain the right to have their public shares redeemed for cash if we do not completed a Business Combination by June 22, 2023.

The affirmative vote of at least 65% of our outstanding shares of common stock, including the Founder Shares, will be required to approve each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Approval of the Section 242(b)(2) Amendment Proposal requires the affirmative vote of a majority of our issued and outstanding shares of common stock, voting together as a single class, the affirmative vote of the holders of a majority of the shares of Class B common stock outstanding, voting separately as a single class, and the affirmative vote of the holders of a majority of the shares of Class A common stock outstanding, voting separately as a single class.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person or by proxy at the Meeting.

Our Board has fixed the close of business on April 28, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof.

You are not being asked to vote on the TriSalus Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the TriSalus Business Combination, you will retain the right to vote on the TriSalus Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the TriSalus Business Combination is approved and completed or we have not consummated the TriSalus Business Combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

[●], 2023	By Order of the Board of Directors

Karim Karti Chairman of the Board

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Meeting. If you are a stockholder of record, you may also cast your vote online at the Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Section 242(b)(2) Amendment Proposal and the Redemption Limitation Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Section 242(b)(2) Amendment Proposal, and the Redemption Limitation Amendment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast for the Adjournment Proposal and will have no effect on the outcome of the vote on the Adjournment Proposal. Failure to vote by proxy or to vote in person at the Meeting will have no effect on the outcome of the vote on the Adjournment Proposal if a valid quorum is established.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [●], 2023: The notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/medtechacquisition/2023.

MedTech Acquisition Corporation
48 Maple Avenue
Greenwich, CT 06830

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

The special meeting, which we refer to as the “Meeting”, of stockholders of MedTech Acquisition Corporation, which we refer to as “we”, “us”, “our” or the “Company”, will be held at 10:00 a.m. Eastern Time on [●], 2023 as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/medtechacquisition/2023. Meeting will be held for the sole purpose of considering and voting upon the following proposals:

1)	a proposal to amend the Company’s amended and restated certificate of incorporation, including the amendment thereto, which we refer to as the “charter”, in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses, which we refer to as a “business combination”, (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on December 22, 2020, which we refer to as the “IPO”, from June 22, 2023 to September 22, 2023 (or such earlier date as determined by our board of directors (the “Board”)), which we refer to as the “Extension”, and such later date, the “Extended Date”;

2)	a proposal to amend the charter such that subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law (the “Section 242(b)(2) Amendment,” and such proposal, the “Section 242(b)(2) Amendment Proposal”). A copy of the proposed amendment is set forth in Annex B to the accompanying proxy statement;

3)	a proposal to amend the charter to provide for the right of the holder of our Class B common stock, par value $0.0001 per share (the “Founder Shares”), to convert into Class A common stock, par value $0.0001 per share, on a one-for-one basis at any time prior to the closing of a Business Combination at the option of the holder of Founder Shares (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”). A copy of the proposed amendment is set forth in Annex C to the accompanying proxy statement;

4)	a proposal to amend the charter to eliminate from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”). A copy of the proposed amendment is set forth in Annex D to the accompanying proxy statement; and

5)	a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve any of the other proposals.

Each of the proposals is more fully described in the accompanying Proxy Statement.

On November 11, 2022, we entered into an Agreement and Plan of Merger (as amended, the “TriSalus Merger Agreement”) with MTAC Merger Sub, Inc., a Delaware corporation and our wholly owned subsidiary (“Merger Sub”), and TriSalus Life Sciences, Inc., a Delaware corporation (“TriSalus”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus (the “Merger”), with TriSalus surviving the Merger as our wholly owned subsidiary, and with TriSalus’ equity holders receiving shares of our common stock, par value $0.0001 per share (the transactions contemplated by the Merger Agreement and the related ancillary agreements, the “TriSalus Business Combination”). Upon consummation of the TriSalus Business Combination, we will be renamed “TriSalus Life Sciences, Inc.” For more information about TriSalus Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 14, 2022, as well as the Registration Statement on Form S-4, as amended, initially filed with the SEC on January 6, 2023 (the “TriSalus Registration Statement”). The TriSalus Registration Statement is not yet effective.

We originally had up to 24 months from the closing of our initial public offering, or until December 22, 2022, to consummate an initial business combination (the “Business Combination”). At the special meeting of our stockholders held on December 12, 2022, our stockholders approved an amendment to our charter to extend the date by which we must consummate our Business Combination from December 22, 2022 to June 22, 2023 (or such earlier date as determined by our Board). While we are using our best efforts to complete the TriSalus Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before June 22, 2023 to consummate the TriSalus Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order to provide the Company more time to consummate the TriSalus Business Combination. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the TriSalus Business Combination.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. In addition, the Company will not proceed with the Extension Amendment unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions. The Company cannot predict the amount that will remain in the Trust Account following the redemptions if the Extension Amendment Proposal is approved, and the amount remaining in the trust account may be significantly less than the approximately $20.2 million that was in the trust account as of March 31, 2023.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the TriSalus Business Combination.

The purpose of the Section 242(b)(2) Amendment Proposal is to provide the Company with the flexibility to pursue or consummate the Business Combination without the need to obtain class-specific stockholder approvals. This may prevent us from incurring a delay in consummating the Business Combination.

The purpose of the Founder Share Amendment Proposal is to allow for the Founder Conversion (as defined below) and assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC. The Sponsor has informed us that the Sponsor may convert up to 6,249,999 shares of the Class B common stock held by it into shares of Class A common stock on a one-for-one basis (the “Founder Conversion”), and consequently, following the Founder Conversion, our Sponsor will continue to own at least one (1) share of the Class B common stock. For purposes of this proxy statement, where the context warrants, the shares of Class A common stock that could be issued to our Sponsor in connection with the Founder Conversion and the remaining, unconverted share(s) of Class B common stock continued to be owned by our Sponsor shall also be the “Founder Shares” following the Founder Conversion. The Sponsor has agreed to take such actions as appropriate to provide that the Founder Shares following the Founder Conversion will be subject to the same restrictions as the Class B common stock were subject to before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in the prospectus for our initial public offering. The Founder Shares are entitled to registration rights. Our Sponsor has informed us that it may consummate the Founder Conversion, in part, on the basis that having additional shares of our Class A common stock issued and outstanding may assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed the Business Combination by the Extended Date. Our sponsor, MedTech Acquisition Sponsor LLC (the “Sponsor”), owns 6,250,000 Founder Shares that were issued to the Sponsor prior to our IPO, and 4,933,333 private placement warrants, which we refer to as the “Private Placement Warrants”, that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor and/or its designees have agreed to contribute to us (i) $0.04 (such amount, the “Monthly Amount”) for each public share that is not redeemed (the “Initial Contribution”) plus (ii) if the Business Combination is not consummated by June 22, 2023, the Monthly Amount for each calendar month (commencing on June 23, 2023 and ending on the 22nd day of each subsequent month), or portion thereof, that is needed by the Company to complete the Business Combination until September 22, 2023 (the “Additional Contributions” and, collectively with the Initial Contribution, the “Extension Contributions”). Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if the Company takes until September 22, 2023 to complete its Business Combination, the Sponsor and/or its designees would make aggregate Extension Contributions of approximately $0.12 for each public share that is not redeemed. In connection with the TriSalus Merger Agreement, TriSalus has agreed to pay for 50% of the costs incurred by the Company in connection with the preparation and filing of applicable proxy materials and the holding of the Meeting (TriSalus’ portion of such fees, the “TriSalus Extension Fees”) and 50% of the Extension Contributions with the remainder to be funded by the Sponsor and/or its designee in the form of a loan to the Company, provided that TriSalus’ obligation to pay the TriSalus Extension Fees and its portion of the Extension Contributions will terminate immediately at the earliest to occur of (i) the closing date of the TriSalus Business Combination, and (ii) the valid termination of the Merger Agreement. Upon such termination, the Company will have no obligation to repay the TriSalus Extension Fees and any portion of the Extension Contributions paid by TriSalus. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Contribution will be deposited in the Trust Account promptly following the Meeting. Each Additional Contribution will be deposited in the Trust Account within seven calendar days from the 22nd of such calendar month (or portion thereof). The Extension Contributions are conditioned upon the implementation of the Extension Amendment. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 22, 2023 to complete the Business Combination, based on the funds in the Trust Account as of March 31, 2023, we estimate that the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation is estimated to be approximately $10.55 per share (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses in the event of our dissolution) divided by the number of public shares outstanding on the date of determination) in comparison to the amount of approximately $10.35 per share based on the funds in the trust account as of March 31, 2023. The Extension Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the loans extended by the Sponsor and/or its designees to fund the Extension Contributions (the “Extension Loans”) will not bear interest and will be repayable by us to the Sponsor and/or its designees upon consummation of the Business Combination. If the Sponsor and/or its designees advises us that it does not intend to make the Extension Contributions, then the Extension Amendment, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion over whether to extend for additional calendar months until September 22, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor and/or its designees’ obligation to make Additional Extension Contributions following such determination will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than approximately $20,219,328 that was in the Trust Account as of March 31, 2023.  In such event, the Company may need to obtain additional funds to complete the TriSalus Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023.

There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of 6,250,000 Founder Shares (even if they are converted into shares of Class A Common Stock), which were issued to the Sponsor prior to our IPO, and 4,933,333 Private Placement Warrants, which were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party (other than the Company’s independent accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, less taxes payable; provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations, and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure you that the Sponsor would be able to satisfy those obligations. Based on the funds in the Trust Account as of March 31, 2023, we anticipate that, if the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, the per-share price at which public shares will be redeemed from cash held in the Trust Account upon our liquidation is estimated to be approximately $10.43 (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses in the event of our dissolution) divided by the number of public shares outstanding on the date of determination). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.00, plus interest, due to unforeseen claims of creditors.

Under the Delaware General Corporation Law (“DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the SEC, on December 21, 2020, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated December 17, 2020, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Business Combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on the Business Combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on April 28, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Meeting or any adjournment thereof. On the record date of the Meeting, there were 1,953,422 shares of Class A common stock and 6,250,000 shares of Class B common stock outstanding. The Company’s warrants do not have voting rights in connection with the proposals.

This Proxy Statement contains important information about the Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Meeting. We have agreed to pay Morrow Sodali its customary fee in connection with such services in connection with the Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

This Proxy Statement is dated [●], 2023 and is first being mailed to stockholders on or about [●], 2023.

[●], 2023	By Order of the Board of Directors

Karim Karti Chairman of the Board

QUESTIONS AND ANSWERS ABOUT THE MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on September 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. On December 22, 2020, we consummated our IPO as well as a private placement from which we derived gross proceeds of approximately $250,000,000 in the aggregate. The amount in the Trust Account was initially $10.00 per public share.

Like most blank check companies, our charter provides for the return of our funds held in the Trust Account to the holders of our public shares if there is no qualifying Business Combination consummated on or before a certain date. We initially had until December 22, 2022 (i.e. 24 months from the closing of our IPO) to complete a Business Combination. The date was extended to June 22, 2023 (or such earlier date as determined by our Board) pursuant to resolutions duly adopted by our stockholders at the special meeting of our stockholders on December 12, 2022.

On November 11, 2022, we entered into the TriSalus Merger Agreement with Merger Sub and TriSalus, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus, with TriSalus surviving the Merger as our wholly owned subsidiary, and with TriSalus’ equity holders receiving shares of our common stock. Upon consummation of the TriSalus Business Combination, we will be renamed “TriSalus Life Sciences, Inc.” While we are using our best efforts to complete the TriSalus Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before June 22, 2023 to consummate the TriSalus Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order to provide the Company more time to consummate the TriSalus Business. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the TriSalus Business Combination.

The purpose of the Extension Amendment Proposal is to allow us additional time to complete the TriSalus Business Combination.

The purpose of the Section 242(b)(2) Amendment Proposal is to provide the Company with the flexibility to pursue or consummate the Business Combination without the need to obtain class-specific stockholder approvals. This may prevent us from incurring a delay in consummating the Business Combination.

The purpose of the Founder Share Amendment Proposal is to allow for the Founder Conversion, and assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination.

The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the charter the Redemption Limitation in order to allow the Company to redeem public shares, irrespective of whether such redemption would exceed the Redemption Limiation. The Board believes it is in the best interests of the Company and its stockholders for the Company to be allowed to effect redemptions irrespective of the Redemption Limitation.

The purpose of the Adjournment Proposal, if adopted, is allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies for the approval of other proposals.

What is being voted on?	You are being asked to vote on three proposals:

● a proposal to amend our charter to extend the date by which we have to consummate the Business Combination from June 22, 2023 to September 22, 2023 (or such earlier date as determined by the Board);

●  a proposal to amend our charter such that subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law;

● a proposal to amend the charter to provide for the right of the holder of our Founder Shares to convert into Class A common stock on a one-for-one basis at any time prior to the closing of a Business Combination at the option of the holder of our Founder Shares;

● a proposal to amend the charter to eliminate from the charter Redemption Limitation in order to allow the Company to redeem public shares irrespective of whether such Redemption Limitation; and

● a proposal to approve the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension. In addition, unless the Redemption Limitation Amendment Proposal is approved, the Company will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following the redemptions, which condition may not be waived by the Board.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete the Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of funds held in the Trust Account to the holders of our public shares if there is no qualifying Business Combination consummated on or before June 22, 2023. As explained below, we will not be able to complete the TriSalus Business Combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal is to allow us additional time to complete the TriSalus Business Combination. There is no assurance that the Company will be able to consummate the TriSalus Business Combination, given the actions that must occur prior to closing of the transaction.

The Company believes that given its expenditure of time, effort and money on the TriSalus Business Combination , circumstances warrant providing public stockholders an opportunity to consider the TriSalus Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date, by which we must (i) consummate the Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our public shares, from June 22, 2023 to September 22, 2023 (or such earlier date as determined by the Board).

You are not being asked to vote on the TriSalus Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the TriSalus Business Combination, you will retain the right to vote on the TriSalus Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the TriSalus Business Combination is approved and completed or we have not consummated the TriSalus Business Combination by the Extended Date.

Why is the Company proposing the Section 242(b)(2) Amendment Proposal?

The Company is proposing the Section 242(b)(2) Amendment Proposal to provide flexibility to pursue or consummate the Business Combination without the need to obtain class-specific stockholder approvals. This may prevent us from incurring a delay in consummating the Business Combination.

Why is the Company proposing the Founder Share Amendment Proposal?	The Company is proposing the Founder Share Amendment Proposal to allow for the Founder Conversion, to assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC.

Why is the Company proposing the Redemption Limitation Amendment Proposal?

Our charter provides that that we may not redeem public shares to the extent that such redemption would result in the Company having net tangible assets of less than $5,000,001. Without the Redemption Limitation Amendment, we may not be able to implement the Extension or complete a Business Combination if following redemptions in connection with the Extension or upon the consummation of the Business Combination we have net tangible assets of less than $5,000,001 even if stockholders approve the Extension Amendment or if all contractual conditions to closing the Business Combination are met or waived.

In addition, the Company’s securities are listed on Nasdaq and have been since the consummation of its initial public offering. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule (as defined below) and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the charter is unnecessary.

Why is the Company proposing the Adjournment Proposal?	The Company is proposing the Adjournment Proposal to provide flexibility to adjourn the Meeting to give the Company more time to seek approval of the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal and the Founder Share Amendment Proposal, if necessary. If the Adjournment Proposal is not approved, the Company will not have the ability to adjourn the Meeting to a later date for the purpose of soliciting additional proxies. In such event, the Extension would not be completed, the Company would cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares for cash and, subject to the approval of its remaining stockholders and its Board, dissolving and liquidating.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes stockholders should have an opportunity to evaluate the TriSalus Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter in the form set forth in Annex A hereto to extend the date, by which we must (i) consummate the Business Combination, (ii) cease our operations if we fail to complete such Business Combination, and (iii) redeem or repurchase 100% of our public shares, from June 22, 2023 to September 22, 2023 (or such earlier date as determined by the Board). The Extension would give the Company the opportunity to complete the TriSalus Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our Business Combination before June 22, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

Why should I vote “FOR” the Section 242(b)(2) Amendment Proposal?

Our Board believes the charter amendment under the Section 242(b)(2) Amendment Proposal will give us the flexibility to pursue or consummate the Business Combination without the need to obtain class-specific stockholder approvals.

Our Board recommends that you vote in favor of the Section 242(b)(2) Amendment Proposal.

Why should I vote “FOR” the Founder Share Amendment Proposal?

Our Board believes that the charter amendment under the Founder Share Amendment Proposal is necessary to allow for the Founder Conversion, and assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination.

Our Board recommends that you vote in favor of the Founder Share Amendment Proposal.

Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent the Company from being able to consummate the Extension or a Business Combination. As the Company believes that the Redemption Limitation is not needed, our Board is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of the Extension and a Business Combination.

Our Board recommends that you vote in favor of the Redemption Limitation Amendment Proposal.

Are the proposals conditioned on one another?	Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. Approval of the Extension Amendment Proposal is a condition to the approval of each of the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal. In addition, the Company will not proceed with the Extension Amendment unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if the Company will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions.

Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

What amount will holders receive upon consummation of a Business Combination or liquidation if the Extension Amendment Proposal is approved?

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor and/or its designees have agreed to make the Extension Contributions. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination.

For example, if the Company takes until September 22, 2023 to complete its Business Combination, the Sponsor and/or its designees would make aggregate Extension Contributions of approximately $0.12 for each public share that is not redeemed.

In connection with the TriSalus Merger Agreement, TriSalus has agreed to pay for the TriSalus Extension Fees and 50% of the Extension Contributions with the remainder to be funded by the Sponsor and/or its designee in the form of a loan to the Company, provided that TriSalus’ obligation to pay the TriSalus Extension Fees and its portion of the Extension Contributions will terminate immediately at the earliest to occur of (i) the closing date of the TriSalus Business Combination, and (ii) the valid termination of the Merger Agreement. Upon such termination, the Company will have no obligation to repay the TriSalus Extension Fees and any portion of the Extension Contributions paid by TriSalus.

Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Contribution will be deposited in the Trust Account promptly following the Meeting. Each Additional Contribution will be deposited in the Trust Account within seven calendar days from the 22nd of such calendar month (or portion thereof). The Extension Contributions are conditioned upon the implementation of the Extension Amendment. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 22, 2023 to complete the Business Combination, based on the funds in the Trust Account as of March 31, 2023, we estimate that the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation is estimated to be approximately $10.55 per share (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses in the event of our dissolution) divided by the number of public shares outstanding on the date of determination) in comparison to the amount of approximately $10.35 per share based on the funds in the trust account as of March 31, 2023. The Extension Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The Extension Loans will not bear interest and will be repayable by us to the Sponsor and/or its designees upon consummation of the Business Combination. If the Sponsor and/or its designees advises us that it does not intend to make the Extension Contributions, then the Extension Amendment, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion over whether to extend for additional calendar months until September 22, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor and/or its designees’ obligation to make Additional Contributions following such determination will terminate.

When would the Board abandon the Extension Amendment Proposal?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Furthermore, unless the Redemption Limitation Amendment Proposal is approved, we will not proceed with the Extension if the number of redemptions of our public shares causes the Company to have less than $5,000,001 of net tangible assets following the redemptions, which condition may not be waived by the Board.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Currently, the Sponsor owns 6,250,000 Founder Shares, representing approximately 76.2% of our issued and outstanding shares of common stock. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal or the Redemption Limitation Amendment Proposal.

What vote is required to adopt the proposals?

The approval of each of the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Section 242(b)(2) Amendment Proposal will require the affirmative vote of a majority of the issued and outstanding shares of common stock, voting together as a single class, the affirmative vote of the holders of a majority of the shares of Class B common stock outstanding, voting separately as a single class, and the affirmative vote of the holders of a majority of the shares of Class A common stock outstanding, voting separately as a single class.

The approval of the Adjournment Proposal will require the affirmative vote of a majority of the votes cast by stockholders represented in person or by proxy.

As of the date of this Proxy Statement, the Sponsor holds approximately 76.2% of the Company’s outstanding shares of common stock and 100% of the Company’s outstanding shares of Class B common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal even if no public shares are voted in favor of such proposals.

What if I don’t want to vote “FOR” any of the proposals?

If you do not want the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal.

If you do not want the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, or the Redemption Limitation Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal, the Section 242(b)(2) Amendment or the Redemption Limitation Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up.

In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or Private Placement Warrants.

The Section 242(b)(2) Amendment Proposal and the Founder Share Amendment Proposal are cross-conditioned on the approval of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, even if the Section 242(b)(2) Amendment Proposal and the Founder Share Amendment Proposal are approved, the relevant amendments to the charter will not be implemented.

What happens if the Redemption Limitation Amendment Proposal is not approved?

If there are insufficient votes to approve the Redemption Limitation Amendment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Redemption Limitation Amendment.

If the Redemption Limitation Amendment Proposal is not approved at the Meeting or at any adjournment thereof and following redemptions in connection with the Meeting, the Company doesn’t meet the Redemption Limitation, then the Extension Amendment will not be implemented and if the TriSalus Business Combination is not completed on or before June 22, 2023, then as contemplated by and in accordance with our charter, the Company will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, if any (less up to $100,000 of such net interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Delaware General Corporation Law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event the Company dissolves and liquidates the Trust Account.

If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed the TriSalus Business Combination by June 22, 2023. Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of the TriSalus Business Combination, the Redemption Limitation in the charter would prevent the Company from being able to consummate the TriSalus Business Combination even if all other conditions to closing are met or waived.

If the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?	We are seeking the Extension Amendment to provide us time to compete the TriSalus Business Combination. Our efforts to complete the TriSalus Business Combination will involve:

● negotiating and executing a definitive agreement and related agreements;

● completing proxy materials;

● establishing a meeting date and record date for considering the TriSalus Business Combination, and distributing proxy materials to stockholders; and

● holding a special meeting to consider the TriSalus Business Combination.

We are seeking approval of the Extension Amendment Proposal because we may not be able to complete all of the tasks listed above prior to June 22, 2023. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the TriSalus Business Combination. If stockholders approve the TriSalus Business Combination, we expect to consummate the TriSalus Business Combination as soon as possible following such stockholder approval.

Upon approval of the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, we will file an amendment to the charter with the Secretary of State of the State of Delaware to implement the relevant amendments to our charter.

We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and our units, Class A common stock and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor and our directors and our officers as a result of their ownership of the Founder Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. In addition, we will not proceed with the Extension Amendment unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if we will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions.

What happens to the Company warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023 if we liquidate and dissolve

What happens to the Company’s warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate the Business Combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of the Business Combination, provided that we have an effective registration statement under the Securities Act covering the shares of Class A common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Would I still be able to exercise my redemption rights if I vote “AGAINST” the Business Combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on the TriSalus Business Combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of the TriSalus Business Combination. If you disagree with the TriSalus Business Combination, you will retain your right to redeem your public shares upon consummation of the TriSalus Business Combination in connection with the stockholder vote to approve the TriSalus Business Combination, subject to any limitations set forth in our charter.

How do I attend the Meeting?

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Meeting including the URL address, along with your 12 digit control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone number or e-mail address below. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Once you have your legal proxy, contact Continental Stock Transfer & Trust Company to have a control number generated. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or e-mail proxy@continentalstock.com.

If you do not have internet capabilities, you can listen only to the Meeting by dialing 800-450-7155 (toll-free) within the U.S. and Canada, or 857-999-9155 (standard rates apply) outside of the U.S. and Canada. When prompted, enter the pin number 9802547#. This is listen-only, and you will not be able to vote or enter questions during the Meeting.

How do I change or revoke my vote?	You may change your vote by mailing a later-dated, signed proxy card to the Company at 48 Maple Avenue, Greenwich, CT 06830, so that it is received by our CEO prior to the Meeting or by attending the Meeting online and voting. You also may revoke your proxy by sending a notice of revocation to our CEO, which must be received by our CEO prior to the Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Meeting and vote at the Meeting online, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Extension Amendment Proposal, Founder Share Amendment Proposal and Redemption Limitation Amendment Proposal. The Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares of our common stock as of the record date, including the Founder Shares, voting together as a single class. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Section 242(b)(2) Amendment Proposal. The approval of the Section 242(b)(2) Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock, voting together as a single class, the affirmative vote of the holders of a majority of the shares of Class B common stock outstanding, voting separately as a single class, and the affirmative vote of the holders of a majority of the shares of Class A common stock outstanding, voting separately as a single class. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting or an abstention with respect to the Section 242(b)(2) Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

Adjournment Proposal. The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has power to adjourn the Meeting. As of the record date for the Meeting, 4,101,712 shares of our common stock would be required to achieve a quorum.

Who can vote at the Meeting?	Only holders of record of our common stock at the close of business on April 28, 2023 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this record date, 1,953,422 shares of Class A common stock and 6,250,000 shares of Class B common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the proposals?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, the Redemption Limitation Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” each of the Extension Amendment Proposal, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, and Adjournment Proposal, if presented.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 6,250,000 Founder Shares (purchased for $25,000) and 4,933,333 Private Placement Warrants (purchased for $7.4 million), which would expire worthless if our Business Combination, including the TriSalus Business Combination, is not consummated, (ii) unsecured promissory notes in the principal amount of up to $1,944,000 issued for working capital purposes made by the Sponsor, of which approximately $1,359,222 was outstanding as of March 31, 2023; (iii) a promissory note (the “Convertible Promissory Note”) in the principal amount of up to $1,500,000 in connection with working capital loans made by the Sponsor and payment of transaction costs and expenses in connection with the Business Combination, for working capital requirements, of which approximately $1,500,000 was outstanding as of March 31, 2023; and (iv) a promissory note in the principal amount of up to $468,821 to the Sponsor pursuant to in connection with the extension approved by the special meeting of stockholders on held on December 12, 2022, of which approximately $156,273 was outstanding as of March 31, 2023. At any time prior to payment in full of the principal balance of the Convertible Promissory Note, the Sponsor may elect to convert all or any portion of the unpaid principal balance into that number of warrants, each exercisable for one share of the Company’s Class A common stock (the “Conversion Warrants”), equal to: (x) the portion of the principal amount of the Convertible Promissory Note being converted, divided by (y) $1.50, rounded up to the nearest whole number of warrants. The Conversion Warrants and their underlying securities are entitled to certain demand and piggyback registration rights as set forth in the Convertible Promissory Note.

See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers”.

Do I have appraisal rights if I object to any of the proposals?	Our stockholders do not have appraisal rights in connection with the proposals under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote online at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Meeting and vote online if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If the Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated the Business Combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company 1 State Street Plaza, 30th Floor New York, New York 10004 Attn: Mark Zimkind E-mail: mzimkind@continentalstock.com

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Meeting. We have agreed to pay Morrow Sodali its customary fee in connection with such services in connection with the Meeting. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate the Business Combination if the Extension Amendment Proposal is approved, we do not expect such payments to have a material effect on our ability to consummate the Business Combination.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: MTAC.info@investor.morrowsodali.com

You may also contact us at: MedTech Acquisition Corporation 48 Maple Avenue Greenwich, CT 06830 (908) 391-1288

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●        our ability to complete the Business Combination, including the TriSalus Business Combination;

●        our ability to comply with the continued listing standards of Nasdaq following the redemption in connection with the Extension;

●        the anticipated benefits of the Business Combination;

●        the volatility of the market price and liquidity of our securities;

●        the use of funds not held in the Trust Account;

●        the competitive environment in which our successor will operate following the Business Combination; and

●        proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated December 17, 2020, as filed with the SEC on December 21, 2020, our Annual Report on Form 10-K filed with the SEC on March 22, 2023, our Quarterly Report on Form 10-Q filed with the SEC on August 10, 2022, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 22, 2023 and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete the Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our stockholders, in which case, we would cease all operations except for the purpose of winding up and we would redeem our public shares and liquidate.

We may not be able to complete the TriSalus Business Combination by the Extended Date, even if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented. Our ability to complete the Business Combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our Annual Report and in other reports that we file with the SEC. If we do not complete the TriSalus Business Combination by the Extended Date, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination within the required time period.

Additionally, we are required to offer stockholders the opportunity to redeem all or a portion of their shares of Class A common stock upon the completion of our Business Combination (including the TriSalus Business Combination) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding public shares, subject to the limitations described herein. Even if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented, it is possible that redemptions will leave us with insufficient cash to consummate the TriSalus Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our securities on the open market. The price of our securities may be volatile, and there can be no assurance that stockholders will be able to dispose of our securities at favorable prices, or at all.

Additional extensions after the Extended Date may be required, which may subject us and our stockholders to additional risks and contingencies that would make it more challenging for us to complete the TriSalus Business Combination.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our Business Combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of a Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete a Business Combination.

The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate a Business Combination, including the SPAC Rule Proposals described below.

The SEC has recently issued proposed rules relating to certain activities of special purpose acquisition companies (“SPACs”). Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other things, to disclosures in SEC filings in connection with Business Combination transactions between SPACS such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete its business combination no later than 24 months after the effective date of the IPO Registration Statement.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete a business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our securityholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

Were we considered to be a “foreign person,” we might not be able to complete a Business Combination with a U.S. target company if such Business Combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit a Business Combination to be consummated with us, we may not be able to consummate a business combination with such target.

Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

The Sponsor currently owns 6,250,000 Founder Shares and 4,933,333 Private Placement Warrants. Christopher C. Dewey, our Chief Executive Officer, and David J. Matlin, our Chief Financial Officer, each a U.S. citizen, are the managing members of the Sponsor. The Sponsor is not controlled by any non-U.S. persons on a look-through basis. To the best of the Company’s knowledge, the Sponsor does not have substantial ties or substantial interests with any non-U.S. persons.

Were we considered to be a “foreign person” under CFIUS rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business, such as TriSalus, falls within the scope of foreign ownership restrictions, we may be unable to consummate a Business Combination with such business. In addition, if our potential business combination falls within CFIUS’ jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the Business Combination. If CFIUS has jurisdiction over our Business Combination, CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. If we were considered to be a “foreign person,” foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, based on the funds in the Trust Account as of March 31, 2023, we estimate that our public stockholders may only receive an estimated $10.43 per share (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses) divided by the number of public shares outstanding on the date of determination), or up to $10.55 per share (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses) divided by the number of public shares outstanding on the date of determination) assuming the full Extension is utilized, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

A 1% U.S. federal excise tax may be imposed on us in connection with our redemptions of shares in connection with a Business Combination or other stockholder vote pursuant to which stockholders would have a right to submit their shares for redemption (a “Redemption Event”).

Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations. The excise tax is imposed on the repurchasing corporation and not on its stockholders. The amount of the excise tax is equal to 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. The U.S. Department of the Treasury (the “Treasury Department”) has authority to promulgate regulations and provide other guidance regarding the excise tax. In December 2022, the Treasury Department issued Notice 2023-2, indicating its intention to propose such regulations and issuing certain interim rules on which taxpayers may rely. Under the interim rules, liquidating distributions made by publicly traded domestic corporations are exempt from the excise tax. In addition, any redemptions that occur in the same taxable year as a liquidation is completed will also be exempt from such tax. Accordingly, redemptions of our Public Shares in connection with the Extension may subject us to the excise tax, unless one of the two exceptions above apply. Redemptions would only occur if the Extension Amendment Proposal is approved by our stockholders and the Extension is implemented by the Board.

As described in the section below entitled “The Extension Amendment Proposal — Redemption Rights”, if the deadline for us to complete a Business Combination (currently June 22, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase may be subject to the excise tax. The extent to which we would be subject to the excise tax in connection with a Redemption Event would depend on a number of factors, including: (i) the fair market value of the redemptions and repurchases in connection with the Redemption Event, (ii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Redemption Event but issued within the same taxable year of the Business Combination), (iii) if we fail to timely consummate a Business Combination and liquidate in a taxable year  subsequent to the year in which a Redemption Event occurs and (iv) the content of any proposed or final regulations and other guidance from the Treasury Department. In addition, because the excise tax would be payable by us and not by the redeeming holders, the mechanics of any required payment of the excise tax remain to be determined. Any excise tax payable by us in connection with a Redemption Event may cause a reduction in the cash available to us to complete a Business Combination and could affect our ability to complete a Business Combination.

The ability of our public stockholders to exercise redemption rights in the redemption in connection with the effectiveness of the Extension Amendment with respect to a large number of our public shares may adversely affect the liquidity of our securities.

Pursuant to its charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash in the redemption in connection with the effectiveness of the Extension Amendment. The ability of our public stockholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A common stock. As a result, you may be unable to sell your Class A common stock even if the per-share market price is higher than the per-share redemption price paid to public stockholders that elect to redeem their public shares in the redemption in connection with the effectiveness of the Extension Amendment.

In the event the Extension Amendment Proposal is approved and we amend our charter, Nasdaq may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock, units and warrants are listed on the Nasdaq Capital Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A common stock include, among other things, the requirement to maintain at least 300 public holders, at least 500,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $35 million. Pursuant to the terms of the charter, in the event the Extension Amendment Proposal is approved and the charter is amended, public stockholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.

We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements, our units and warrants will also fail to meet Nasdaq’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of our public shares in connection with the amendment of our charter pursuant to the Extension Amendment Proposal. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.

If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•	a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
•	a limited amount of news and analyst coverage;
•	a decreased ability to issue additional securities or obtain additional financing in the future; and
•	a decreased ability to enter into a business combination or the termination of a business combination agreement if maintaining the listing of our securities on Nasdaq is one of closing conditions and not waived by the business combination target.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by SPACs, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

BACKGROUND

We are a blank check company formed in Delaware on September 11, 2020, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

As of the record date of the Meeting, there were 1,953,422 shares of Class A common stock and 6,250,000 shares of Class B common stock issued and outstanding. In addition, we issued warrants to purchase 8,333,333 shares of Class A common stock as part of our IPO and warrants to purchase 4,933,333 shares of Class A common stock as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our Business Combination and expire five years after the completion of our Business Combination or earlier upon redemption or liquidation. Once the warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the reported closing price of the Company’s Class A common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within a 30 trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non-redeemable so long as they are held by the Sponsor or its permitted transferees.

As of March 31, 2023, approximately $20.2 million was held in our Trust Account in a demand deposit account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee.

In order to finance transaction costs in connection with an intended Business Combination, the Sponsor has committed, (i) unsecured promissory notes in the principal amount of up to $1,944,000 issued for working capital purposes made by the Sponsor, of which approximately $1,359,222 was outstanding as of March 31, 2023; (ii) the Convertible Promissory Note in the principal amount of up to $1,500,000 in connection with working capital loans made by the Sponsor and payment of transaction costs and expenses in connection with the Business Combination, for working capital requirements, of which approximately $1,500,000 was outstanding as of March 31, 2023; and (iii) a promissory note in the principal amount of up to $468,821 to the Sponsor pursuant to in connection with the extension approved by the Special Meeting, of which approximately $156,273 was outstanding as of March 31, 2023. At any time prior to payment in full of the principal balance of the Convertible Promissory Note, the Sponsor may elect to convert all or any portion of the unpaid principal balance into that number of Conversion Warrants, each exercisable for one share of the Company’s Class A common stock, equal to: (x) the portion of the principal amount of the Convertible Promissory Note being converted, divided by (y) $1.50, rounded up to the nearest whole number of warrants. The Conversion Warrants and their underlying securities are entitled to certain demand and piggyback registration rights as set forth in the Convertible Promissory Note.

The TriSalus Business Combination

As previously announced on our Current Form 8-K filed with the SEC on November 14, 2022 as well as the TriSalus Registration Statement filed with the SEC on January 6, 2023, on November 11, 2022, we entered into the TriSalus Merger Agreement with Merger Sub and TriSalus, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus, with TriSalus surviving the Merger as a wholly owned subsidiary of us, and with TriSalus’ equity holders receiving shares of our common stock. Upon consummation of the TriSalus Business Combination, we will be renamed “TriSalus Life Sciences, Inc.”

As a result of the approval be the special meeting of our stockholders held on December 12, 2022, the date by which we must consummate our Business Combination has been extended from December 22, 2022 to June 22, 2023 (or such earlier date as determined by our Board). While we are using our best efforts to complete the TriSalus Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before June 22, 2023 to consummate the TriSalus Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order to provide the Company more time to consummate the TriSalus Business Combination. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of the TriSalus Business Combination.

If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the TriSalus Merger Agreement (including, without limitation, receipt of stockholder approval of the TriSalus Business Combination), we intend to complete the TriSalus Business Combination as soon as possible and in any event on or before the Extended Date.

You are not being asked to vote on the TriSalus Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the TriSalus Business Combination, you will retain the right to vote on the TriSalus Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the TriSalus Business Combination is approved and completed or we have not consummated the TriSalus Business Combination by the Extended Date.

THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate the Business Combination to the Extended Date so as to provide the Company with additional time to complete the Business Combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete the TriSalus Business Combination.

If the Extension Amendment Proposal is not approved and we do not consummate a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares. A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

As explained below, the purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete the TriSalus Business Combination.

On November 11, 2022, we entered into an the TriSalus Merger Agreement with Merger Sub, and TriSalus, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, Merger Sub will merge with and into TriSalus, with TriSalus surviving the Merger as a wholly owned subsidiary of us, and with TriSalus’ equity holders receiving shares of our common stock. Upon consummation of the TriSalus Business Combination, we will be renamed “TriSalus Life Sciences, Inc.” For more information about TriSalus Business Combination, see our Current Report on Form 8-K filed with the SEC on November 11, 2022, as well as the TriSalus Registration Statement.

We originally had until December 22, 2022 to consummate a Business Combination. At the special meeting of our stockholders held on December 12, 2022, our stockholders approved an amendment to our charter to extend the date by which we must consummate our Business Combination from December 22, 2022 to June 22, 2023 (or such earlier date as determined by our Board). While we are using our best efforts to complete the TriSalus Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before June 22, 2023 to consummate the TriSalus Business Combination. Accordingly, our Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate the Business Combination to the Extended Date in order to provide the Company more time to consummate the TriSalus Business Combination.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved and we do not consummate, a Business Combination, including the TriSalus Business Combination, by June 22, 2023, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, liquidate and dissolve, subject, in each case, to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our Business Combination by June 22, 2023. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and our officers and directors will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form set forth in Annex A hereto to extend the time it has to complete the Business Combination until the Extended Date. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate the Business Combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension at any time without any further action by our stockholders. In addition, we will not proceed with the Extension Amendment unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) if we will have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the redemptions.

If the Extension Amendment Proposal is approved and the Board decides to implement the Extension, the Sponsor and/or its designees have agreed to contribute to us the Extension Contributions. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Business Combination. For example, if the Company takes until September 22, 2023 to complete its Business Combination, the Sponsor and/or its designees would make aggregate Extension Contributions of approximately $0.12 for each public share that is not redeemed. In connection with the TriSalus Merger Agreement, TriSalus has agreed to pay for the TriSalus Extension Fees and 50% of the Extension Contributions with the remainder to be funded by the Sponsor and/or its designee in the form of a loan to the Company, provided that TriSalus’ obligation to pay the TriSalus Extension Fees and its portion of the Extension Contributions will terminate immediately at the earliest to occur of (i) the closing date of the TriSalus Business Combination, and (ii) the valid termination of the Merger Agreement. Upon such termination, the Company will have no obligation to repay the TriSalus Extension Fees and any portion of the Extension Contributions paid by TriSalus. Assuming the Extension Amendment Proposal is approved and the Board implements the Extension, the Initial Contribution will be deposited in the Trust Account promptly following the Meeting. Each Additional Loan will be deposited in the Trust Account within seven calendar days from the 22nd of such calendar month (or portion thereof). The Extension Contributions are conditioned upon the implementation of the Extension Amendment. Accordingly, if the Extension Amendment Proposal is approved and the Extension is implemented and the Company takes the full time through September 22, 2023 to complete the Business Combination, based on the funds in the Trust Account as of March 31, 2023, we estimate that the redemption amount per share at the meeting for such Business Combination or the Company’s subsequent liquidation is estimated to be approximately $10.55 per share (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes (and less up to $100,000 for dissolution expenses in the event of our dissolution) divided by the number of public shares outstanding on the date of determination) in comparison to the amount of approximately $10.35 per share based on the funds in the trust account as of March 31, 2023. The Extension Contributions are conditioned upon the implementation of the Extension Amendment. The Extension Contributions will not occur if the Extension Amendment Proposal is not approved or the Extension is not completed. The amount of the Extension Loans will not bear interest and will be repayable by us to the Sponsor and/or its designees upon consummation of the Business Combination. If the Sponsor and/or its designees advises us that it does not intend to make the Extension Contributions, then the Extension Amendment, the Section 242(b)(2) Amendment Proposal, the Founder Share Amendment Proposal, and the Adjournment Proposal will not be put before the stockholders at the Meeting and we will dissolve and liquidate in accordance with our charter. Our Board will have the sole discretion over whether to extend for additional calendar months until September 22, 2023 and if our Board determines not to continue extending for additional calendar months, the Sponsor and/or its designees’ obligation to make Additional Contributions following such determination will terminate.

You are not being asked to vote on the TriSalus Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the TriSalus Business Combination, you will retain the right to vote on the TriSalus Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event the TriSalus Business Combination is approved and completed or we have not consummated the TriSalus Business Combination by the Extended Date.

If the Extension Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than approximately $20,219,328 that was in the Trust Account as of March 31, 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based on funds in the Trust Account of approximately $20.2 million as of March 31, 2023, the pro rata portion of the funds available in the Trust Account for the redemption of public shares is estimated to be approximately $[●] per share at the time of the Meeting (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes divided by the number of public shares outstanding on the date of determination). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated the Business Combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON [●], 2023.

In connection with tendering your shares for redemption, prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares.

Based on funds in the Trust Account of approximately $20.2 million as of March 31, 2023, the Company estimates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $[●] at the time of the Meeting (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes divided by the number of public shares outstanding on the date of determination). The closing price of the Company’s Class A common stock on May 8, 2023 as reported on the Nasdaq Capital Market was approximately $10.31.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on [●], 2023 (two business days before the Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•	the fact that the Sponsor holds 6,250,000 Founder Shares and 4,933,333 Private Placement Warrants, all such securities beneficially owned by our Chief Executive Officer and Chief Financial Officer, all of which would expire worthless if our Business Combination, including the TriSalus Business Combination, is not consummated;

•	the fact that the Sponsor holds (i) unsecured promissory notes in the principal amount of up to $1,944,000 issued for working capital purposes made by the Sponsor, of which approximately $1,359,222 was outstanding as of March 31, 2023; and (ii) the Convertible Promissory Note in the principal amount of up to $1,500,000 in connection with working capital loans made by the Sponsor and payment of transaction costs and expenses in connection the Business Combination, for working capital requirements, of which 1,500,000 was outstanding as of March 31, 2023; and (iii) a promissory note in the principal amount of up to $468,821 to the Sponsor pursuant to in connection with the extension approved by the special of our stockholders held on December 12, 2022, of which approximately $156,273 was outstanding as of March 31, 2023. At any time prior to payment in full of the principal balance of the Convertible Promissory Note, the Sponsor may elect to convert all or any portion of the unpaid principal balance into that number of warrants, each exercisable for one share of the Company’s Class A common stock (the “Conversion Warrants”), equal to: (x) the portion of the principal amount of the Convertible Promissory Note being converted, divided by (y) $1.50, rounded up to the nearest whole number of warrants. The Conversion Warrants and their underlying securities are entitled to certain demand and piggyback registration rights as set forth in the Convertible Promissory Note.

•	the fact that, unless the Company consummates the TriSalus Business Combination, the Sponsor, our executive officers or directors will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

•

the fact that, if the Trust Account is liquidated, including in the event we are unable to complete the TriSalus Business Combination or another Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, less taxes payable; by the claims of a third party (other than the Company’s independent accountants) for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable), nor will it apply to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act;

•	The TriSalus Merger Agreement provides for the continued indemnification of the Company’s current directors and officers and the continuation of directors and officers liability insurance covering the Company’s current directors and officers; and

•	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Company is not asking you to vote on the TriSalus Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on the TriSalus Business Combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event the TriSalus Business Combination is approved and completed or the Company has not consummated TriSalus Business Combination by the Extended Date.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, voting as a single class, is required to approve the Extension Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor owned and was entitled to vote an aggregate of 6,250,000 Founder Shares, representing approximately 76.2% of the Company’s issued and outstanding shares of common stock. Accordingly, the Sponsor will be able to approve the Extension Amendment Proposal, even if no public shares are voted in favor of such proposal. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

THE SECTION 242(b)(2) AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter such that further increases or decrease to the number of shares of authorized common stock or preferred stock need not be subject to a class-specific vote pursuant to Section 242(b)(2) of DGCL. A copy of the proposed amendment (the “Section 242(b)(2) Amendment”) to the charter is attached to this Proxy Statement in Annex B.

The purpose of the Section 242(b)(2) Amendment Proposal is to provide the Company with the flexibility to pursue or consummate the Business Combination without the need to obtain class-specific stockholder approvals. This may prevent us from incurring a delay in consummating Business Combination. Our Board has determined that it would be in the Company’s best interests and in the best interests of our stockholders to allow the number of authorized shares of common stock or preferred stock to be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the approval of the Section 242(b)(2) Amendment Proposal.

If the Section 242(b)(2) Amendment Proposal is Not Approved

If the Section 242(b)(2) Amendment Proposal is not approved by the stockholders, the approval of the holders of the outstanding shares of a class of stock of the Company, voting as a separate class, will continue to be required to increase or decrease the number of authorized shares of any such class, regardless of how few shares of such class of stock may be outstanding relative to the aggregate shares of capital stock of the Company as may then be outstanding. Our Board may determine, if the Section 242(b)(2) Amendment Proposal is not approved, not to implement the Extension even if the Extension Amendment Proposal is approved.

Redemption Rights

Pursuant to our charter, public stockholders may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Section 242(b)(2) Amendment Proposal. In connection with the Section 242(b)(2) Amendment Proposal and contingent upon the effectiveness of the implementation of the Section 242(b)(2) Amendment, any stockholder holding public shares may demand that we redeem such shares for a full pro rata portion of the trust account, calculated as of two business days prior to the Meeting. If a holder properly seeks redemption as described herein, we will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the Meeting.

Approval of the Extension Amendment Proposal is a condition to approval of the Section 242(b)(2) Amendment Proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders will have the right to elect to redeem their shares. See “The Extension Amendment Proposal — Redemption Rights” for more information.

Vote Required for Approval

The approval of the Section 242(b)(2) Amendment Proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock, voting together as a single class, the affirmative vote of the holders of a majority of the shares of Class B common stock outstanding, voting separately as a single class, and the affirmative vote of the holders of a majority of the shares of Class A common stock outstanding, voting separately as a single class.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Section 242(b)(2) Amendment Proposal.

THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to enable the holder of Class B common stock to convert such shares into Class A common stock on a one-for-one basis at any time prior to the closing of a Business Combination at the option of a holder of Class B common stock, given it is necessary to allow for the Founder Conversion and assist the Company in meeting applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination. A copy of the proposed amendment to the charter is attached to this Proxy Statement in Annex C.

Unless authority is withheld or the shares are subject to a broker non-vote, the proxies solicited by the Board will be voted “FOR” the approval of the Founder Share Amendment Proposal.

If the Founder Share Amendment Proposal is Not Approved

If the Founder Share Amendment Proposal is not approved and the Founder Conversion is not permitted, we may not be able to meet applicable continued listing requirements of the Nasdaq Stock Market LLC following any stockholder redemptions in connection with the Extension or the consummation of the Business Combination, even if the Extension Amendment Proposal is approved and the Extension is implemented. Our Board may determine, if the Founder Share Amendment Proposal is not approved, not to implement the Extension even if the Extension Amendment Proposal is approved.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, voting as a single class, is required to approve the Founder Share Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Founder Share Amendment Proposal. On the record date, the Sponsor owned and was entitled to vote an aggregate of 6,250,000 Founder Shares, representing approximately 76.2% of the Company’s issued and outstanding shares of common stock. Accordingly, the Sponsor will be able to approve the Founder Share Amendment Proposal, even if no public shares are voted in favor of such proposals.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Founder Share Amendment Proposal.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” for a further discussion.

THE REDEMPTION LIMITATION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to eliminate the requirement that the Company has at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Meeting or a Business Combination.

Without the Redemption Limitation Amendment, the Company may not be able to implement the Extension Amendment if following redemptions in connection with the Meeting the Company would not have at least $5,000,001 in tangible net assets. If that were to occur and the Company does not consummate the TriSalus Business Combination by June 22, 2023, the Company would be forced to liquidate.

The purpose of the Redemption Limitation requirements was to ensure that the Company would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it can rely on another exclusion, which relates to it being listed on Nasdaq (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on Nasdaq.

As disclosed in our initial public offering prospectus, the Company is a blank check company formed for the purpose of effecting a Business Combination. Under Rule 419 of the Securities Act, the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in our charter was to ensure that through the consummation of a Business Combination, the Company would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. The Company’s securities are listed on Nasdaq and have been since the consummation of its initial public offering. The Company believes that Nasdaq has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the charter is unnecessary.

Reasons for the Redemption Limitation Amendment Proposal

Stockholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of a Business Combination. The charter limits the Company’s ability to consummate a Business Combination, or to redeem the public shares in connection with a Business Combination, if it would cause the Company to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the public shares were not deemed to be a “penny stock” pursuant to Rule 3a51-1 under the Exchange Act in the event that such public shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Extension Amendment such that following such redemptions, the Company’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the charter would prevent the Company from being able to implement the Extension Amendment. If that were to occur, the Company would be forced to liquidate on June 22, 2023.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of the TriSalus Business Combination, the Redemption Limitation in the charter would prevent the Company from being able to consummate the TriSalus Business Combination even if all other conditions to closing are met.

If the Redemption Limitation Proposal is Not Approved

If the Redemption Limitation Amendment Proposal is not approved, we will not redeem public shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Extension Amendment and we will not redeem any public shares. In such case, public shares which a public stockholder elects to redeem but which are not redeemed shall be returned to such public stockholder or such public stockholder’s account and such public stockholder will retain the right to have their public shares redeemed for cash if the Company has not completed the TriSalus Business Combination by June 22, 2023.

If the Redemption Limitation Proposal is Approved

If the Redemption Limitation Amendment Proposal is approved (and the Extension Amendment Proposal is also approved), the Company shall procure that all filings required to be made with the Delaware Secretary of State in connection with the Extension Amendment Proposal and the Redemption Limitation Amendment Proposal are made and, assuming the Extension Amendment Proposal is approved, redeem public shares as necessary, irrespective of whether such redemptions exceed the Redemption Limitation.

Redemption Rights

Pursuant to our charter, public stockholders may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Redemption Limitation Amendment Proposal. In connection with the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Redemption Limitation Amendment, any stockholder holding public shares may demand that we redeem such shares for a full pro rata portion of the trust account, calculated as of two business days prior to the Meeting. If a holder properly seeks redemption as described herein, we will redeem these shares for a pro rata portion of funds deposited in the trust account and the holder will no longer own these shares following the Meeting.

Approval of the Extension Amendment Proposal is a condition to approval of the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders will have the right to elect to redeem their shares. See “The Extension Amendment Proposal — Redemption Rights” for more information.

Vote Required for Approval

The affirmative vote of holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, voting as a single class, is required to approve the Redemption Limitation Amendment Proposal.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Redemption Limitation Amendment Proposal. On the record date, the Sponsor owned and was entitled to vote an aggregate of 6,250,000 Founder Shares, representing approximately 76.2% of the Company’s issued and outstanding shares of common stock. Accordingly, the Sponsor will be able to approve the Redemption Limitation Amendment Proposal, even if no public shares are voted in favor of such proposals.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Redemption Limitation Amendment Proposal.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor, Directors and Officers” for a further discussion.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals. In no event will our Board adjourn the Meeting beyond June 22, 2023.

If Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by stockholders represented in person or by proxy at the Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a United States citizen or resident of the United States;

•	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury Department regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and one-third of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

•	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

THE SPECIAL MEETING

Overview

Date, Time and Place.    The Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on [●], 2023 as a virtual meeting. You will be able to attend, vote your shares and submit questions during the Meeting via a live webcast available at https://www.cstproxy.com/medtechacquisition/2023. The Meeting will be held virtually over the internet by means of a live audio webcast. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Meeting.

To register for the Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

If your shares are registered in your name with our transfer agent and you wish to attend the online-only virtual meeting, go to https://www.cstproxy.com/medtechacquisition/2023, enter the control number you received on your proxy card and click on the “Click here” to preregister for the online meeting link at the top of the page. Just prior to the start of the Meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

Beneficial stockholders who wish to attend the online-only virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mail a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the online-only meeting. After contacting our transfer agent a beneficial holder will receive an e-mail prior to the Meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact our transfer agent at least five business days prior to the Meeting date.

Quorum.    A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online at the Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Meeting has power to adjourn the Meeting. As of the record date for the Meeting, 4,101,712 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the Meeting, if you owned the Company’s common stock at the close of business on April 28, 2023, the record date for the Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time. The Company’s warrants do not carry voting rights.

Required Vote

Extension Amendment Proposal.    Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Section 242(b)(2) Amendment Proposal.   Approval of the Section 242(b)(2) Amendment Proposal will require the affirmative vote of a majority of the issued and outstanding shares of common stock, voting together as a single class, the affirmative vote of the holders of a majority of the shares of Class B common stock outstanding, voting separately as a single class, and the affirmative vote of the holders of a majority of the shares of Class A common stock outstanding, voting separately as a single class. If you do not vote or you abstain from voting on this proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Founder Share Amendment Proposal.   Approval of the Founder Share Amendment Proposal will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock, including the Founder Shares, voting together as a single class. If you do not vote or you abstain from voting on this proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Redemption Limitation Amendment Proposal.   Approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock, including the Founder Shares, voting together as a single class. If you do not vote or you abstain from voting on this proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

Adjournment Proposal.    Approval of the Adjournment Proposal will require the affirmative vote of the holders of a majority of the votes cast by stockholders, represented in person (including virtually) or by proxy at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

At the close of business on the record date of the Meeting, there were 1,953,422 shares of Class A common stock and 6,250,000 shares of Class B common stock outstanding, each of which entitles its holder to cast one vote per proposal.

Redemption Rights.    If the Extension Amendment Proposal is approved, and the Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based on funds in the Trust Account of approximately $20.2 million as of March 31, 2023, the pro rata portion of the funds available in the Trust Account for the redemption of public shares is estimated to be approximately $[●] per share at the time of the Meeting (adjusted for interest earned on funds held in the Trust Account not previously released to us to pay our taxes divided by the number of public shares outstanding on the date of determination). Holders of public shares who do not elect to redeem their public shares in connection with the Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve the TriSalus Business Combination, or if the Company has not consummated the TriSalus Business Combination by the Extended Date. See “The Extension Amendment Proposal — Redemption Rights.”

Appraisal Rights.    Our stockholders do not have appraisal rights in connection with any of the proposals under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor.    Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Meeting. The Company has engaged Morrow Sodali to assist in the solicitation of proxies for the Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Meeting if you are a holder of record of the Company’s common stock. You may contact Morrow Sodali at:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: MTAC.info@investor.morrowsodali.com

Recommendation of the Board.    After careful consideration, the Board determined unanimously that each of the proposals is in the best interests of the Company and its stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” each of these proposals.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•	each of our executive officers and directors that beneficially owns shares of our common stock; and

•	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 8,203,422 shares of our common stock, consisting of (i) 1,953,422 shares of our Class A common stock and (ii) 6,250,000 shares of our Class B common stock, issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address for each of the below individuals and entities is c/o MedTech Acquisition Corporation, 48 Maple Avenue, Greenwich, CT 06830.

	Class A Common Stock		Class B Common Stock
	Number of		Number of		Approximate
	Shares	Approximate	Shares	Approximate	Percentage
	Beneficially	Percentage	Beneficially	Percentage	of Outstanding
Name and Address of Beneficial Owner (1)	Owned	of Class	Owned (2)	of Class	Common Stock
Directors and Executive Officers
Christopher C. Dewey (3)	—	—	6,250,000	100.0%	76.2%
David J. Matlin (3)	—	—	6,250,000	100.0%	76.2%
Robert H. Weiss	—	—	—	—	—
Karim Karti	—	—	—	—	—
Martin W. Roche, MD	—	—	—	—	—
Thierry Thaure	—	—	—	—	—
Manny Aguero	—	—	—	—	—
David Treadwell	—	—	—	—	—
All executive officers and directors as a group (8 individuals)	—	—	6,250,000	100.0%	76.2%
Five Percent or More Stockholders
MedTech Acquisition Sponsor LLC (3)	—	—	6,250,000	100.0%	76.2%
Magnetar Funds and Managed Account (4)	1,145,833	58.7%	—	—	14.0%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o MedTech Acquisition Corporation, 48 Maple Avenue, Greenwich, CT 06830.

(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to certain anti-dilution adjustments.

(3)	Our Sponsor is the record holder of such shares. Christopher C. Dewey and David J. Matlin are the managing members of our Sponsor, and as such, has voting and investment discretion with respect to the common stock held of record by our Sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our Sponsor. Each of our officers and directors (or trusts for the benefit of their family members) holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)	According to a Schedule 13D/A filed with the SEC on February 9, 2022, these securities are held by Magnetar Constellation Master Fund, Ltd (“Constellation Master Fund”), Magnetar Constellation Fund II, Ltd (“Constellation Fund”), Magnetar Xing He Master Fund Ltd (“Xing He Master Fund”), Magnetar SC Fund Ltd (“SC Fund”), Purpose Alternative Credit Fund Ltd (“Purpose Fund”), all Cayman Islands exempted companies; Magnetar Structured Credit Fund, LP, (“Structured Credit Fund”) and Magnetar Constellation Fund II-PRA LP (“PRA LP”), Delaware limited partnerships; Magnetar Lake Credit Fund LLC (“Lake Credit Fund”) and Purpose Alternative Credit Fund – T LLC (“Purpose Fund – T”), Delaware limited liability companies; and a Managed Account; collectively (the “Magnetar Funds and Managed Account”). Magnetar Financial serves as the investment adviser to the Magnetar Funds and Managed Account, and as such, Magnetar Financial exercises voting and investment power over the securities held for the Magnetar Funds and Managed Account’s accounts. Magnetar Capital Partners serves as the sole member and parent holding company of Magnetar Financial. Supernova Management is the general partner of Magnetar Capital Partners. The manager of Supernova Management is Alec N. Litowitz. The business address of the Magnetar Funds and Managed Account is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

FUTURE STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved and the Extension is implemented, we anticipate that we will hold another stockholder meeting before the Extended Date to consider and vote upon approval of the TriSalus Business Combination. Accordingly, if we consummate the TriSalus Business Combination, our next annual meeting of stockholders will be held at a future date to be determined by the combined company. If the Extension Amendment Proposal is not approved, or if it is approved but we do not consummate the TriSalus Business Combination before the Extended Date, we will liquidate and dissolve. Accordingly, there will be no annual meeting in 2023.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact our proxy solicitation agent, Morrow Sodali LLC, at 333 Ludlow Street, 5th Floor, South Tower Stamford, CT 06902 to inform us of such stockholder’s request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
E-mail: MTAC.info@investor.morrowsodali.com

You may also obtain these documents by requesting them via phone or in writing:

MedTech Acquisition Corporation
48 Maple Avenue

Greenwich, CT 06830

(908) 391-1288

If you are a stockholder of the Company and would like to request documents, please do so by [●], 2023, in order to receive them before the Meeting.    If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MEDTECH ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

MedTech Acquisition Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is MedTech Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 17, 2020 and was subsequently amended by the filing of the Amendment to the Amended and Restated Certificate of Incorporation filed on December 12, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 30, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 of interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by September 22, 2023 (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking to amend such provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are either MedTech Acquisition Sponsor LLC (the “Sponsor”) or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

A-1

IN WITNESS WHEREOF, MedTech Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of ______, 2023.

MEDTECH ACQUISITION CORPORATION

By:
Name:	Christopher C. Dewey
Title:	Chief Executive Officer

A-2

ANNEX B

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MEDTECH ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

MedTech Acquisition Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is MedTech Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 17, 2020 and was subsequently amended by the filing of the Amendment to the Amended and Restated Certificate of Incorporation filed on December 12, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of (x) a majority of the holders of the outstanding common stock voting together as a single class, (y) a majority of the outstanding Class B common stock voting as a separate class and (z) a majority of the holders of the outstanding Class A common stock voting as a separate class at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 4.1 of Article IV is hereby amended and restated to read in full as follows:

4.1 Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 111,000,000 shares, consisting of (a) 110,000,000 shares of common stock (the “Common Stock”), including (i) 100,000,000 shares of Class A Common Stock (the “Class A Common Stock”), and (ii) 10,000,000 shares of Class B Common Stock (the “Class B Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of Class A Common Stock or Preferred Stock, or any series thereof, may be increased or decreased (but not below the number of shares thereof then outstanding plus, if applicable, the number of shares of Class A Common Stock or Preferred Stock or such series, as applicable, reserved for issuance) by the affirmative vote of the holders of a majority of the voting power of all of the outstanding shares of stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto) and without a separate vote of the holders of the Class A Common Stock or the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock). The holders of Class B Common Stock are entitled to vote as a separate class to increase the authorized number of shares of Class B Common Stock.

IN WITNESS WHEREOF, MedTech Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of ______, 2023.

MEDTECH ACQUISITION CORPORATION

By:
Name:	Christopher C. Dewey
Title:	Chief Executive Officer

B-1

ANNEX C

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MEDTECH ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

MedTech Acquisition Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is MedTech Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 17, 2020 and was subsequently amended by the filing of the Amendment to the Amended and Restated Certificate of Incorporation filed on December 12, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholder in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 4.3(b)(i) of Article IV is hereby amended and restated to read in full as follows:

Shares of Class B Common Stock shall be convertible into shares of Class A Common Stock on a one-for-one basis (the “Initial Conversion Ratio”) automatically upon the closing of the Business Combination or at any time prior to the closing of the Business Combination at the option of the holder of such shares of Class B Common Stock.

5.	The text of Section 9.4 of Article IX is hereby amended and restated to read in full as follows:

Share Issuances. Prior to the consummation of the Corporation’s initial Business Combination, the Corporation shall not issue any additional shares of capital stock of the Corporation that would entitle the holders thereof to receive funds from the Trust Account or vote on any initial Business Combination, on any pre-Business Combination activity or on any amendment to this Article IX, provided that the issuance of any shares of Class A common stock upon conversion of shares of Class B common stock shall not be subject to the foregoing limitation.

IN WITNESS WHEREOF, MedTech Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of ______, 2023.

MEDTECH ACQUISITION CORPORATION

By:
Name:	Christopher C. Dewey
Title:	Chief Executive Officer

C-1

ANNEX D

PROPOSED AMENDMENT
TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
MEDTECH ACQUISITION CORPORATION

Pursuant to Section 242 of the
Delaware General Corporation Law

MedTech Acquisition Corporation (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is MedTech Acquisition Corporation. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on September 11, 2020 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on December 17, 2020 and was subsequently amended by the filing of the Amendment to the Amended and Restated Certificate of Incorporation filed on December 12, 2022 (as amended, the “Amended and Restated Certificate of Incorporation”).

2.	This Second Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This Second Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination (irrespective of whether they voted in favor or against the Business Combination) pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) hereof (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”). Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.

5.	The text of Section 9.2(e) of Article IX is hereby amended and restated to read in full as follows:

If the Corporation offers to redeem the Offering Shares in conjunction with a stockholder vote on an initial Business Combination, the Corporation shall consummate the proposed initial Business Combination only if such initial Business Combination is approved by the affirmative vote of the holders of a majority of the shares of the Common Stock that are voted at a stockholder meeting held to consider such initial Business Combination.

D-1

6.	The following text of Section 9.2 (f) of Article IX is hereby deleted in its entirety:

If the Corporation conducts a tender offer pursuant to Section 9.2(b), the Corporation shall consummate the proposed initial Business Combination only if the Redemption Limitation is not exceeded.

7.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to Section 9.2(d) (i) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (ii) with respect to any other material provisions relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.

IN WITNESS WHEREOF, MedTech Acquisition Corporation has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this __ day of ______, 2023.

MEDTECH ACQUISITION CORPORATION

By:
Name:	Christopher C. Dewey
Title:	Chief Executive Officer

D-2

PRELIMINARY PROXY CARD — SUBJECT TO COMPLETION

MedTech Acquisition Corporation
48 Maple Avenue
Greenwich, CT 06830

SPECIAL MEETING OF STOCKHOLDERS
[●], 2023
YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and Proxy Statement, dated [●], 2023, in connection with the special meeting of stockholders of MedTech Acquisition Corporation (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on [●], 2023 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Christopher C. Dewey and David J. Matlin, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE SECTION 242(b)(2) AMENDMENT PROPOSAL, THE FOUNDER SHARE AMENDMENT PROPOSAL, AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)
Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be held on [●], 2023:

The notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/medtechacquisition/2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5, IF PRESENTED.	Please mark ☒ votes as indicated in this example

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from June 22, 2023 to September 22, 2023 (or such earlier date as determined by the Board).	☐	☐	☐

Proposal 2 – Section 242(b)(2) Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation such that subject to the rights of the holders of any outstanding class of preferred stock, the number of authorized shares of any class of common stock or preferred stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the outstanding shares of the Company’s capital stock entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the Delaware General Corporation Law.	☐	☐	☐

Proposal 3 – Founder Share Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to provide for the right of the holder of the Company’s Class B common stock, par value $0.0001 per share, to convert into Class A common stock, par value $0.0001 per share, on a one-for-one basis at any time prior to the closing of a Business Combination at the option of the holder of Class B common stock.	☐	☐	☐
Proposal 4 – Redemption Limitation Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to eliminate from the charter the limitation that the Company may not redeem public shares (as defined below) to the extent that such redemption would result in the Company having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) of less than $5,000,001 (the “Redemption Limitation”) in order to allow the Company to redeem public shares irrespective of whether such redemption would exceed the Redemption Limitation.

	☐	☐	☐

Proposal 5 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2, Proposal 3 or Proposal 4.	☐	☐	☐

Date: _______________, 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, PROPOSAL 4 AND PROPOSAL 5 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.